EXHIBIT 23.01

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Annual Report (Form 10-K) of Lehman Brothers Holdings Inc. of our reports dated January 28, 2008, with respect to the consolidated financial statements of Lehman Brothers Holdings Inc. and the effectiveness of internal control over financial reporting of Lehman Brothers Holdings Inc.

Our audits also included the financial statement schedule of Lehman Brothers Holdings Inc. listed in Item 15(a). The schedule is the responsibility of Lehman Brothers Holdings Inc.’s management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following Registration Statements and Post Effective Amendments:

(1)	Registration Statement (Form S-3 No. 333-134553) of Lehman Brothers Holdings Inc.,
(2)	Registration Statement (Form S-3 No. 033-53651) of Lehman Brothers Holdings Inc.,
(3)	Registration Statement (Form S-3 No. 033-56615) of Lehman Brothers Holdings Inc.,
(4)	Registration Statement (Form S-3 No. 033-58548) of Lehman Brothers Holdings Inc.,
(5)	Registration Statement (Form S-3 No. 033-62085) of Lehman Brothers Holdings Inc.,
(6)	Registration Statement (Form S-3 No. 033-65674) of Lehman Brothers Holdings Inc.,
(7)	Registration Statement (Form S-3 No. 333-14791) of Lehman Brothers Holdings Inc.,
(8)	Registration Statement (Form S-3 No. 333-30901) of Lehman Brothers Holdings Inc.,
(9)	Registration Statement (Form S-3 No. 333-38227) of Lehman Brothers Holdings Inc.,
(10)	Registration Statement (Form S-3 No. 333-44771) of Lehman Brothers Holdings Inc.,
(11)	Registration Statement (Form S-3 No. 333-50197) of Lehman Brothers Holdings Inc.,
(12)	Registration Statement (Form S-3 No. 333-60474) of Lehman Brothers Holdings Inc.,
(13)	Registration Statement (Form S-3 No. 333-61878) of Lehman Brothers Holdings Inc.,
(14)	Registration Statement (Form S-3 No. 033-64899) of Lehman Brothers Holdings Inc.,
(15)	Registration Statement (Form S-3 No. 333-75723) of Lehman Brothers Holdings Inc.,
(16)	Registration Statement (Form S-3 No. 333-76339) of Lehman Brothers Holdings Inc.,
(17)	Registration Statement (Form S-3 No. 333-108711-01) of Lehman Brothers Holdings Inc.,
(18)	Registration Statement (Form S-3 No. 333-121067) of Lehman Brothers Holdings Inc.,
(19)	Registration Statement (Form S-3 No. 333-51913) of Lehman Brothers Inc.,
(20)	Registration Statement (Form S-3 No. 333-08319) of Lehman Brothers Inc.,
(21)	Registration Statement (Form S-3 No. 333-63613) of Lehman Brothers Inc.,
(22)	Registration Statement (Form S-3 No. 033-28381) of Lehman Brothers Inc.,
(23)	Registration Statement (Form S-3 No. 002-95523) of Lehman Brothers Inc.,
(24)	Registration Statement (Form S-3 No. 002-83903) of Lehman Brothers Inc.,
(25)	Registration Statement (Form S-4 No. 333-129195) of Lehman Brothers Inc.,
(26)	Registration Statement (Form S-8 No. 033-53923) of Lehman Brothers Holdings Inc.,
(27)	Registration Statement (Form S-8 No. 333-07875) of Lehman Brothers Holdings Inc.,
(28)	Registration Statement (Form S-8 No. 333-57239) of Lehman Brothers Holdings Inc.,
(29)	Registration Statement (Form S-8 No. 333-59184) of Lehman Brothers Holdings Inc.,
(30)	Registration Statement (Form S-8 No. 333-68247) of Lehman Brothers Holdings Inc.,
(31)	Registration Statement (Form S-8 No. 333-110179) of Lehman Brothers Holdings Inc.,
(32)	Registration Statement (Form S-8 No. 333-110180) of Lehman Brothers Holdings Inc.,
(33)	Registration Statement (Form S-8 No. 333-121193) of Lehman Brothers Holdings Inc.,
(34)	Registration Statement (Form S-8 No. 333-130161) of Lehman Brothers Holdings Inc.;
(35)	Registration Statement (Form S-8 No. 333-147545) of Lehman Brothers Holdings Inc.;

of our report dated January 28, 2008, with respect to the consolidated financial statements of Lehman Brothers Holdings Inc. incorporated herein by reference, our report dated January 28, 2008, with respect to the effectiveness of internal control over financial reporting of Lehman Brothers Holdings Inc., included herein, and our report included in the preceding paragraph with respect to the financial statement schedule of  Lehman Brothers Holdings Inc. included in this Annual Report (Form 10-K) of Lehman Brothers Holdings Inc.

New York, New York

January 28, 2008